SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:     April 15, 2003

State Street Corporation
(Exact Name of Registrant as Specified in its Charter)

Massachusetts	0-5108	04-2456637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

225 Franklin Street, Boston, Massachusetts	02110
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:   (617) 786-3000

Item 7.   Financial Statements and Exhibits.

            (c)     Exhibits.

            99.1     Form of press release dated April 15, 2003

Item 9. Regulation FD Disclosure [Item 12. Results of Operations and Financial Condition.]

          The following information and exhibit is furnished to the Securities and Exchange Commission under Item 12. Results of Operations and Financial Condition of Form 8-K pursuant to the Securities Exchange Act of 1934:

        On April 15, 2003, Registrant issued a press release announcing results of operations and related financial information for its completed financial first quarter of 2003. The press release issued by Registrant in connection with the announcement is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Signatures

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

By: /s/Frederick P. Baughman
Name:	Frederick P. Baughman
Title:	Senior Vice President, Controller and Chief Accounting Officer

Date:  April 15, 2003

EXHIBIT INDEX

Exhibit

99.1     Form of press release dated April 15, 2003

3